                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 21, 1997

                                ONSALE, Inc.
            ----------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  Delaware
            -----------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

           000-29244                                   77-0408319
      -------------------                         -----------------------
          (COMMISSION                                   (IRS EMPLOYER
          FILE NUMBER)                                IDENTIFICATION NO.)

      1861 Landings Drive, Mountain View, California                94043
----------------------------------------------------------    -----------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                               (650) 428-0600
--------------------------------------------------------------------------------
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               Not Applicable
-------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS

          On October 21, 1997, the Registrant issued a press release announcing its results of operations for the three and nine months ended September 30, 1997. A copy of the financial statements attached to the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     Exhibit Number      Exhibit
     --------------      -------
     99.1                Financial Statements attached to Press Release, dated
                         October 21, 1997, of ONSALE, Inc.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ONSALE, Inc.
                                      (Registrant)


                                          /s/ John F. Sauerland
Date:  October 21, 1997               By:______________________________________
                                          John F. Sauerland,
                                          Chief Financial Officer
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                               INDEX TO EXHIBITS


Exhibit Number    Exhibit
--------------    -------
99.1              Financial Statements attached to Press Release, dated
                  October 21, 1997, of ONSALE, Inc.